Exhibit 21.1

Subsidiaries of
Apple REIT Nine, Inc.
At December 31, 2012

(The state of incorporation or organization of each subsidiary is Virginia, except as noted below)

A. Direct Subsidiaries

Apple Nine Hospitality, Inc.
Apple Nine Residential, Inc.
Apple Nine Ventures, Inc.
Apple Air Holding, LLC (24% Ownership)

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Nine Collegeville Business Trust
Apple Nine Hospitality Management, Inc.
Apple Nine Hospitality Ownership, Inc.
Apple Nine Ventures Ownership, Inc.
Apple Nine Hospitality Texas Services, Inc.
Apple Nine Hospitality Texas Services II, Inc.
Apple Nine Hospitality Texas Services III, Inc.
Apple Nine Illinois, LLC
Apple Nine Kansas City, LLC
Apple Nine Louisiana, LLC
Apple Nine Malvern Pennsylvania Business Trust*
Apple Nine Missouri, LLC
Apple Nine NC GP, Inc.
Apple Nine NC LP, Inc.
Apple Nine North Carolina, L.P.
Apple Nine Oklahoma, LLC
Apple Nine Pennsylvania, Inc.
Apple Nine Pennsylvania Business Trust *
Apple Nine SPE Allen, Inc.
Apple Nine SPE Anchorage, Inc.
Apple Nine SPE Austin Arboretum, Inc.
Apple Nine SPE Austin Northwest, Inc.
Apple Nine SPE Bristol, Inc.
Apple Nine SPE Dallas, Inc.
Apple Nine SPE Duncanville, Inc.
Apple Nine SPE Grapevine, Inc.
Apple Nine SPE Irving, Inc.
Apple Nine SPE Kansas City, Inc.
Apple Nine SPE Malvern, Inc.
Apple Nine SPE Rogers, Inc.
Apple Nine SPE Round Rock, Inc.
Apple Nine SPE St. Louis, Inc.
Apple Nine SPE Texarkana, Inc.
Apple Nine Services Allen, Inc.

Apple Nine Services Austin Arboretum, Inc.
Apple Nine Services Austin Northwest, Inc.
Apple Nine Services Bristol, Inc.
Apple Nine Services Dallas, Inc.
Apple Nine Services Duncanville, Inc.
Apple Nine Services Irving, Inc.
Apple Nine Services Kansas City, Inc.
Apple Nine Services Rogers, Inc.
Apple Nine Services Round Rock, Inc.
Apple Nine Services St. Louis, Inc.
Apple Nine Services Texarkana, Inc.
Apple Nine St. Louis, LLC
Sunbelt-CAL, L.L.C. **
Sunbelt-CJT, L.L.C. **
Sunbelt-CTY, L.L.C. **
Sunbelt-GDA, L.L.C.  **
Sunbelt-RAG, L.L.C. **
Sunbelt-RHM, L.L.C. **
Sunbelt-RPC, L.L.C. ***
Sunbelt-SLL, LLC **

*        State of organization is Pennsylvania.
**      State of organization is Alabama.
***    State of organization is Florida.